ORCHID ISLAND CAPITAL ANNOUNCES

FEBRUARY 2021 MONTHLY DIVIDEND AND

JANUARY 31, 2021 RMBS PORTFOLIO CHARACTERISTICS

•        February 2021 Monthly Dividend of $0.065 Per Share of Common Stock

•        RMBS Portfolio Characteristics as of January 31, 2021

•        Next Dividend Announcement Expected March 17, 2021

Vero Beach, Fla., February 10, 2021 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of February 2021. The dividend of $0.065 per share will be paid March 29, 2021, to holders of record of the Company’s common stock on February 26, 2021, with an ex-dividend date of February 25, 2021.  The Company plans on announcing its next common stock dividend on March 17, 2021.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 10, 2021 and January 31, 2021, the Company had 85,121,365 shares of common stock outstanding. As of December 31, 2020, the Company had 76,073,317 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2021 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•        RMBS Valuation Characteristics

•        RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Jan 2021	Nov - Jan	Modeled	Modeled
					Net			Weighted	CPR	2021 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
Fixed Rate CMO	$72,203	$76,982	1.73%	$106.62	4.00%	4.40%	41	313	28.80%	32.06%	$(201)	$(346)
15yr 2.5	239,845	257,515	5.78%	107.37	2.50%	2.87%	1	176	2.83%	n/a	3,026	(4,597)
15yr 4.0	647	697	0.02%	107.67	4.00%	4.50%	33	122	23.80%	22.91%	5	(9)
15yr Total	240,492	258,212	5.79%	107.37	2.50%	2.88%	2	176	2.88%	22.91%	3,031	(4,606)
20yr 2.0	397,839	413,008	9.26%	103.81	2.00%	2.86%	2	238	2.63%	2.73%	3,109	(6,803)
20yr Total	397,839	413,008	9.26%	103.81	2.00%	2.86%	2	238	2.63%	2.73%	3,109	(6,803)
30yr 2.5	1,236,221	1,315,433	29.50%	106.41	2.50%	3.31%	3	355	2.58%	4.36%	13,390	(26,285)
30yr 3.0	809,658	891,249	19.99%	110.08	3.00%	3.48%	5	354	6.41%	6.90%	14,818	(21,213)
30yr 3.5	617,482	683,643	15.33%	110.71	3.50%	4.00%	14	340	16.22%	18.60%	5,280	(11,056)
30yr 4.0	180,120	203,249	4.56%	112.84	4.00%	4.51%	29	324	21.94%	19.18%	2,929	(4,179)
30yr 4.5	93,291	105,442	2.37%	113.02	4.50%	5.00%	20	336	26.50%	25.98%	588	(1,301)
30yr Total	2,936,772	3,199,016	71.75%	108.93	3.00%	3.63%	8	349	8.45%	11.64%	37,005	(64,034)
Total Pass Through RMBS	3,647,306	3,947,218	88.53%	108.22	2.88%	3.51%	8	325	7.92%	11.91%	42,944	(75,789)
Structured RMBS
Interest-Only Securities	249,787	29,573	0.66%	11.84	3.98%	4.57%	79	267	38.55%	42.56%	(3,926)	3,629
Total Structured RMBS	249,787	29,573	0.66%	11.84	3.98%	4.57%	79	267	38.55%	42.56%	(3,926)	3,629
Long TBA Positions
FNCL 2.0 TBA	365,000	376,349	8.44%	103.11	2.00%						4,983	(8,295)
FNCL 2.5 TBA	100,000	105,234	2.36%	105.23	2.50%						636	(1,700)
Total Long TBA	465,000	481,583	10.80%	103.57	2.11%						5,619	(9,995)
Total Mortgage Assets	$4,362,093	$4,458,374	100.00%		2.86%	3.58%	12	321	9.90%	14.87%	$44,637	$(82,155)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(50,000)	Dec-2021									$(250)	$250
Swaps	(855,000)	Apr-2026									(10,103)	22,356
5-Year Treasury Futures	(69,000)	Mar-2021(3)									(2,217)	2,340
TBA	(528,000)	Feb-2021									(2,478)	6,912
Swaptions	(733,450)	Feb-2022									(5,848)	6,329
Hedge Total	$(2,235,450)										$(20,896)	$38,187
Rate Shock Grand Total											$23,741	$(43,968)

(1)    Amounts in the tables above include assets with a fair value of approximately $46.7 million purchased in January 2021, which settle in February 2021, and exclude assets with a fair value of approximately $80.5 million sold in January 2021, which settle in February 2021.

(2)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)    Five-year Treasury futures contracts were valued at prices of $125.88 at January 31, 2021.  The market value of the short position was $86.9 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)(2)	Portfolio	Asset Category	Value(1)(2)	Portfolio
As of January 31, 2021			As of January 31, 2021
Fannie Mae	$3,087,564	77.6%	Non-Whole Pool Assets	$569,507	14.3%
Freddie Mac	889,228	22.4%	Whole Pool Assets	3,407,285	85.7%
Total Mortgage Assets	$3,976,792	100.0%	Total Mortgage Assets	$3,976,792	100.0%

(1)    Amounts in the tables above include assets with a fair value of approximately $46.7 million purchased in January 2021, which settle in February 2021, and exclude assets with a fair value of approximately $80.5 million sold in January 2021, which settle in February 2021.

(2)    Amounts in the tables above exclude long TBA positions with a market value of approximately $481.6 million.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2021	Borrowings(1)	Debt	Rate	in Days	Maturity
Wells Fargo Bank, N.A.	$411,276	10.8%	0.21%	44	4/19/2021
Mirae Asset Securities (USA) Inc.	395,393	10.3%	0.23%	49	7/26/2021
J.P. Morgan Securities LLC	382,267	10.0%	0.24%	56	7/21/2021
Mitsubishi UFJ Securities (USA), Inc	334,442	8.7%	0.21%	76	4/26/2021
ASL Capital Markets Inc.	269,629	7.0%	0.20%	21	4/26/2021
Cantor Fitzgerald & Co.	236,033	6.1%	0.21%	18	4/22/2021
RBC Capital Markets, LLC	230,058	6.0%	0.20%	22	4/19/2021
Citigroup Global Markets Inc	213,413	5.6%	0.20%	11	2/11/2021
Nomura Securities International, Inc.	211,464	5.5%	0.20%	35	4/19/2021
ED&F Man Capital Markets Inc	162,935	4.2%	0.20%	94	7/26/2021
Barclays Capital Inc.	156,684	4.1%	0.21%	12	2/12/2021
Merrill Lynch, Pierce, Fenner & Smith	149,500	3.9%	0.21%	11	3/2/2021
ING Financial Markets LLC	123,519	3.2%	0.21%	73	4/14/2021
ABN AMRO Bank N.V.	104,121	2.7%	0.20%	12	2/12/2021
Daiwa Securities America Inc.	101,630	2.6%	0.23%	16	3/4/2021
South Street Securities, LLC	79,298	2.1%	0.28%	71	5/13/2021
Goldman, Sachs & Co.	77,823	2.0%	0.22%	16	2/16/2021
Bank of Montreal	65,845	1.7%	0.22%	11	2/11/2021
Austin Atlantic Asset Management Co.	51,189	1.3%	0.23%	5	2/5/2021
Lucid Cash Fund USG LLC	51,028	1.3%	0.25%	11	2/11/2021
J.V.B. Financial Group, LLC	34,319	0.9%	0.20%	83	4/26/2021
Total Borrowings	$3,841,866	100.0%	0.21%		7/26/2021

(1)    In January 2021, the Company sold assets with a fair value of approximately $80.5 million, which settle in February 2021 that collateralize approximately $83.0 million of repurchase agreements included in the table above. In January 2021, the Company purchased assets with a fair value of approximately $46.7 million, which settle in February 2021 that are expected to be funded substantially by repurchase agreements not included in the table above.

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400